UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 31, 2015

RAIT Financial Trust
__________________________________________
(Exact name of registrant as specified in its charter)

Maryland	1-14760	23-2919819
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2929 Arch St., 17th Floor, Philadelphia, Pennsylvania		19104
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(215) 243-9000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Effective March 31, 2015, the Compensation Committee (the “Compensation Committee”) of the Board of Trustees of RAIT Financial Trust (“RAIT”) approved two new compensation plans for three of RAIT’s executive officers (the “Eligible Officers”) intended, with certain exceptions, to qualify as “qualified performance-based compensation” under section 162(m) of Internal Revenue Code and Article IX of RAIT’s 2012 Incentive Award Plan (the “2012 Plan”) and made awards pursuant to the two new compensation plans to the Eligible Officers. The Compensation Committee adopted a 2015 Annual Incentive Compensation Plan (the “Annual Cash Bonus Plan”) pursuant to the 2012 Plan and made the awards thereunder (the “Target Cash Bonus Awards”) to the Eligible Officers setting forth the basis on which the Eligible Officers could earn cash bonuses for 2015 with the intent of changing the Compensation Committee’s approach in recent years of making discretionary annual cash bonus awards. In addition, the Compensation Committee adopted a 2015 Long Term Incentive Plan (the “Long Term Equity Plan”) pursuant to the 2012 Plan and made the awards thereunder (the “Long Term Equity Awards”) to the Eligible Officers setting forth the basis on which the Eligible Officers could earn equity compensation for the years 2015 through 2018 with the intent of changing the Compensation Committee’s prior approach making purely time-vested equity compensation awards. Each of the Annual Cash Bonus Plan and the Long Term Equity Plan was adopted pursuant to and in accordance with the terms of the 2012 Plan, which was previously approved by the shareholders of RAIT. The Eligible Officers are Scott F. Schaeffer, RAIT’s Chairman of the Board and Chief Executive Officer, Scott L. N. Davidson, RAIT’s President, and James J. Sebra, RAIT’s Chief Financial Officer and Treasurer. The terms of the Annual Cash Bonus Plan, the Target Cash Bonus Awards, the Long Term Equity Plan and the Long Term Equity Awards are described below.

Target Cash Bonus Awards

Beginning with RAIT’s 2015 fiscal year, the Compensation Committee is replacing its prior cash bonus arrangements for the Eligible Officers with the new Annual Cash Bonus Plan and Target Cash Bonus Awards that it believes will incentivize the Eligible Officers to produce a high level of operational performance by explicitly linking the majority of their annual bonuses to three metrics that the Compensation Committee believes are important drivers in the creation of shareholder value, while also rewarding more subjective elements of each Eligible Officer’s performance through a reduced discretionary component. This new program includes the following elements:

•	The Compensation Committee will set forth annually a target cash bonus award level for each Eligible Officer participant in a Target Cash Bonus Award composed of two components, as described below.

•	“Quantitative Bonus Award” — the Quantitative Bonus Award component of the Target Cash Bonus Award that may be earned by each Eligible Officer will be equal to 75% of the Target Cash Bonus Award for each participant, to be determined by RAIT’s performance relative to specified objective performance criteria established by the Compensation Committee as described below. The actual Quantitative Bonus Award earned by a participant may range from 0% and 150% of target based on actual performance for the year.

•	“Qualitative Bonus Award” – the Qualitative Bonus Award component of the Target Cash Bonus Award that may be earned by each Eligible Officer will be equal to 25% of the Target Cash Bonus Award for each participant, to be determined based on the Compensation Committee’s subjective evaluation of such participant’s performance relative to specified individual and/or collaborative criteria established by the Compensation Committee for each Eligible Officer, as described below. The actual Qualitative Bonus Award earned by a participant may range from 0% and 150% of target based on actual performance for the year.

2015 Target Cash Bonus Award Levels

The Target Cash Bonus Award levels set by the Compensation Committee for each of RAIT’s Eligible Officers based on 2015 performance are as follows:

Eligible Officer	2015 Quantitative	2015 Qualitative	Total
	Bonus Target	Bonus Target	2015 Target Cash
			Bonus
			Award
Scott F. Schaeffer,	$900,000	$300,000	$1,200,000
Chief Executive Officer

Scott L. N. Davidson,	$862,500	$287,500	$1,150,000
President

James J. Sebra,	$187,500	$62,500	$250,000
Chief Financial Officer and Treasurer

2015 Quantitative Bonus Award Criteria

The Compensation Committee has established the following objective performance metrics to be utilized in determining any payout with respect to the Quantitative Bonus Award portion of the Target Cash Bonus Award weighted based on these performance measurements:

•	Cash Available for Distribution (“CAD”) per share, calculated as that term has been used by RAIT in its public reporting, subject to a limitation of $0.26 per share on the amount of CAD that may result from the gain on the sale of RAIT owned real property that may be included in calculating CAD for purposes of performance pursuant to this plan.

•	Return on equity (“ROE”), calculated by dividing CAD per share by average Adjusted Book Value (“ABV”), and

•	Adjusted Book Value (“ABV”) per share, calculated as that term has been used by RAIT in its public reporting.

The actual Quantitative Bonus Award payment realized by an Eligible Officer for 2015 with respect to each applicable metric will depend on RAIT’s achievement of at least a “Threshold” level of performance established by the Compensation Committee with respect to that metric. There will be no Quantitative Bonus Award payable for that metric in the event RAIT achieves less than the Threshold level for the applicable annual performance period. RAIT’s achievement of the Threshold level for a designated metric will result in a payout of 50% of the proportion of the Quantitative Bonus Award allocated to that metric; the achievement of the Target level for a designated metric will result in a payout of 100% of the proportion of the Quantitative Bonus Award allocated to that metric; and the achievement of the Maximum level for a designated metric will result in a payout of 150% of the proportion of the Quantitative Bonus Award allocated to that metric. If the calculated percentage is between Threshold and Target or between Target and Maximum for an annual performance period, then the earned percentage will be prorated. The number of shares used for any per share metric shall the weighted average number of shares outstanding for the relevant period. The achievement of these levels and allocated payments are illustrated by the following table:

Quantitative Metric	Weighting	Range	Resulting Cash Payout*
CAD per Share	35%	Threshold	50%

		Target	100%

		Maximum	150%

ROE	20%	Threshold	50%

		Target	100%

		Maximum	150%

ABV per Share	20%	Threshold	50%

		Target	100%

		Maximum	150%

2015 Qualitative Bonus Award Criteria

The Qualitative Bonus Award portion of each Eligible Officer’s Target Cash Bonus, which will be the remaining 25% of the overall target cash bonus, will be based on the Compensation Committee’s subjective evaluation of the Eligible Officer’s performance relative to achieving specified individual criteria established for 2015 for each participant, which the Compensation Committee has determined are also important elements of each Eligible Officer’s contribution to the creation of overall shareholder value.

Target Cash Bonus Award Payments

•	All Target Cash Bonus Award payments will be made in the year following the completion of the annual performance period to which the Target Cash Bonus Award payment relates. The actual payment to each Eligible Officer will be made as soon as practical after final certification of the underlying performance results and approval of such payment by the Compensation Committee; provided, however, that, in order to comply with certain rules concerning the regulation of deferred compensation under the Internal Revenue Code of 1986, as amended, in no event will any such payment be made later than March 15 of such year.

•	Whether an Eligible Officer who terminates employment with RAIT prior to the conclusion of any applicable performance period with respect to which an applicable Target Cash Bonus Award payment relates will receive an Target Cash Bonus Award payment will be determined by the terms of each Eligible Officer’s respective employment agreement. These employment agreements generally provide that if defined conditions are met, in the event of the Eligible Officer’s death, disability, termination without cause, resignation for good reason or, under two Eligible Officers’ employment agreements, a change of control followed by termination in defined circumstances, the Eligible Officer would receive a lump sum cash payment equal to a pro rata portion of such Eligible Officer’s target annual cash bonus for and applicable to the fiscal year of his termination.

•	An individual who becomes an Eligible Officer, pursuant to SEC rules, after the beginning of an applicable annual incentive period, may be considered for a pro-rated bonus payment under the Annual Cash Bonus Plan in the discretion of the Compensation Committee.

Long Term Equity Awards

Beginning with the 2015 fiscal year, the Compensation Committee also is supplementing purely time-vested Common Share awards and Share Appreciation Rights with new Long Term Equity Awards for the Eligible Officers under the Long Term Equity Plan, which will consist of the following two components:

•	“Performance Share Unit Awards” — 75% of the target value of each Eligible Officer’s annual Long Term Equity Award will consist of a new Performance Share Unit Award authorized by the Compensation Committee under the Long Term Equity Plan adopted pursuant to the 2012 Plan, with the number of RAIT common shares of beneficial interest (“Common Shares”) issued or their equivalent value in cash paid, at the Compensation Committee’s option, at the conclusion of the relevant performance period applicable to each Performance Share Unit Award to be determined (a) for 80% of the awards, by RAIT’s performance relative to three long term performance metrics established by the Compensation Committee, as described in greater detail below, and (b) for 20% of the awards, by the Compensation Committee’s subjective evaluation of the Eligible Officer’s performance relative to achieving specified individual and/or collaborative strategic objectives for the relevant performance period, which the Compensation Committee has determined are also important elements of each Eligible Officer’s contribution to the creation of overall shareholder value. The actual number of Performance Share Units earned by a participant may range from 0% and 150% of target based on actual performance for the performance period. The performance based awards vest 50% at the end of year 3 based on performance for 2015-2017, and the 50% balance, consisting of the same number of shares that were awarded after year 3, become time vesting and vest at the end of year 4, subject to forfeiture in such year only in the event RAIT has terminated the Eligible Officer’s employment for cause or the Eligible Officer has resigned without good reason as determined, in each situation, under such Eligible Officer’s employment agreement. The Compensation Committee currently intends to redeem any vested Performance Share Units with Common Shares, subject to the availability of Common Shares under the 2012 Plan at the time of vesting.

•	“Annual Restricted Share Awards” – 25% of the target value of each Eligible Officer’s Long Term Equity Awards will consist of a grant of time-vesting Restricted Shares determined by dividing the dollar value of that portion of the annual Long Term Equity Award allocated to such Restricted Shares by the closing price of a Common Share on the New York Stock Exchange on the date of grant.

The Compensation Committee continues to view Long Term Equity Awards as a supplement to annual bonuses under the Annual Cash Bonus Plan, which increases the alignment of the Eligible Officers’ economic interests with those of shareholders and incentivizes such officers to manage RAIT with a view towards maximizing long-term shareholder value. Accordingly, while the Long Term Equity Awards will include both a time-vesting and a performance based component, the allocation will be weighted more heavily towards the Performance Share Unit Awards described below. For 2015 and future years, Performance Share Unit Awards will be made on a rolling three-year basis with a Performance Based Unit Award included as an element of each Eligible Officer’s Long Term Equity Award.

Structure of Performance Share Unit Awards

•	The number of Performance Share Units included in the Performance Share Unit Award made at the beginning of a performance period will be determined by dividing the maximum dollar value of that portion of the annual Long Term Equity Award allocated to such Performance Share Unit Award by the closing price of a Common Share on the New York Stock Exchange on the date of grant.

•	The number of Common Shares issued, or their equivalent value in cash paid, at the Compensation Committee’s option, to an Eligible Officer upon the maturity of a Performance Share Unit Award at the end of the relevant performance period will depend on RAIT’s achievement of at least a “Threshold” level of three metrics: (1) Total Shareholder Return or “TSR” (stock price appreciation plus aggregate dividends) as compared to a peer group of public companies (the “TSR Performance Peers”) over the same time period, using the relative percentile ranking approach for such comparison, (2) TSR as compared to the TSR for the FTSE NAREIT Mortgage REIT Index (the “NAREIT Mortgage Index”), and (3) TSR for holders of Common Shares on an absolute basis.

The “Threshold,” “Target,” and “Maximum” benchmarks to be established for the TSR achieved by RAIT over each relevant three-year performance period in comparison to the performance metrics listed below and the resulting impact on the number of shares earned by each Eligible Officer upon the maturity of Performance Share Units at the conclusion of each three-year performance period, is summarized in the following table:

Metric	Weighting	Threshold	Target	Maximum
		0.5x Payout	1x Payout	1.5x Payout
Relative 3-Year TSR
vs. TSR Performance Peers	40%	30th Percentile	50th Percentile	80th Percentile

Relative 3-Year TSR vs. NAREIT Mortgage Index	20%	30th Percentile	50th Percentile	80th Percentile

Absolute 3-Year TSR	20%	26.0%	37.0%	52.0%

Strategic Objectives	20%	Subjective

No awards will be earned if below threshold performance is achieved for a particular metric.

If performance falls between Threshold and Target or Target and Maximum for any performance period, then the number of Performance Share Units earned will be prorated.

Structure of Annual Restricted Share Awards

•	As noted above, beginning with the implementation of this new program, the Compensation Committee will annually determine and grant a Long Term Equity Award to each Eligible Officer. At the initial date of grant, 25% of the target value of each Eligible Officer’s Long Term Equity Awards will be allocated to an Annual Restricted Share Award.

•	The number of shares issued with respect to the time-vesting Annual Restricted Share component of each Long Term Equity Award will be determined by dividing the dollar value of that portion of the annual Long Term Equity Award allocated to such Restricted Shares by the closing price of a Common Share on the New York Stock Exchange on the date of grant.

•	Common Shares subject to the Annual Restricted Share Awards will vest 25% per annum on the first four anniversaries from the date of grant.

Initial Grant of Long Term Equity Awards

Effective as of March 31, 2015, the date on which the Compensation Committee approved the new Long Term Incentive Program, each of the Eligible Officers was granted an initial Long Term Equity Award, consisting of both a Performance Share Unit Award, having the target value shown in the table below for the 2015 – 2017 performance period, and an Annual Restricted Share Award having the target value shown in the table below for fiscal year 2015:

Eligible Officer	Target Value of	Target Value of	Number of	Target Value of	Number of Shares
	Initial Long Term	Performance Share	Performance Share	Annual Restricted	Issued for Annual
	Equity Award	Units Award	Units Issued (1)	Award	Restricted Share
					Award(2)
Scott F. Schaeffer,	$1,000,000	$750,000	163,994	$250,000	36,443
Chief Executive Officer

Scott L. N. Davidson,	$950,000	$712,500	155,794	$237,500	34,620
President

James J. Sebra,	$125,000	$93,750	20,499	$31,250	4,555
Chief Financial Officer and Treasurer

(1)	The number of Performance Share Units granted in relation to the target value of each Performance Share Unit Award was determined by multiplying such value by the maximum payout ratio of 1.5 and dividing the result by the closing price of a Common Share on the New York Stock Exchange on the date of grant, $6.86.

(2)	The number of Common Shares issued in relation to each Annual Restricted Share Award was determined by dividing the dollar value of that portion of the annual Long Term Equity Award allocated to such Restricted Shares by the closing price of a Common Share on the New York Stock Exchange on the date of grant, $6.86.

Additional Terms of the Long Term Equity Awards

Dividends will be paid with respect to outstanding Restricted Share Awards, subject to forfeiture prior to vesting. Dividend Equivalents will not be paid on the 50% of the Performance Share Unit Awards that have met the 3 year performance based criteria and have vested, but Dividend Equivalents will be paid on the remaining 50 % of the Performance Share Unit Awards only for the year during which they time vest, subject to forfeiture prior to vesting. No Dividend Equivalents will be paid while the Performance Share Unit Awards are subject to performance criteria. Dividend Equivalents will accrue only on the portion of the Performance Share Unit Awards which have met the performance criteria and remain subject only to time vesting.

The Restricted Share Awards will have voting rights and the Performance Share Unit Awards will not have any voting rights.

Any Eligible Officer whose employment is terminated will forfeit any unvested long term equity awards except with respect to Performance Share Units in the event of a Qualified Termination as described below and except where such Eligible Officer’s employment agreement with RAIT provides for accelerated vesting in defined circumstances upon a change of control of RAIT.

If an Eligible Officer’s employment is terminated due to death or disability and other than voluntarily or for cause (as defined in the relevant employment agreement for each Eligible Officer) (a “Qualified Termination”) prior to the conclusion of the 3-year performance period applicable to such Eligible Officer’s Performance Share Units, then such performance period will be shortened to conclude on the date of such Qualified Termination (a “Shortened Performance Period”).  In such event, the Compensation Committee will determine within three months after the date of such Qualified Termination the number of Performance Share Units earned by such Eligible Officer, if any, for such Shortened Performance Period in accordance with the performance criteria established for such award.  The Eligible Officer’s earned Performance Share Units, if any, will vest as of the date that the Compensation Committee determines the achievement of such performance criteria and will not be subject to the additional time based vesting period.  The number of Performance Share Units eligible to be earned shall be determined on a pro rata basis by multiplying the number of Performance Share Units issued to such Eligible Officer by a fraction, the numerator is the number of days in the Shortened Performance Period and the denominator of which is the number of days in the original 3-year Performance Period.  With respect to earned Performance Share Units held by the Officer for which the Performance Period is complete but for which the additional time-based vesting period is incomplete prior to the Eligible Officer’s Qualified Termination, any restrictions on such earned awards shall lapse and such earned awards shall automatically become fully vested as of the date of such Qualified Termination.

Clawback Policy

Awards made under the new Annual Cash Bonus Plan and the Long Term Incentive Program for the Eligible Officers will be subject to a clawback policy which will allow RAIT to recover amounts paid to such officer pursuant to such awards to the extent that the Compensation Committee, following an appropriate investigation and consideration of all relevant circumstances, determines that such officer has engaged in fraud or willful misconduct that caused the requirement for a material accounting restatement of RAIT’s financial statements due to material noncompliance with any financial reporting requirement (excluding any restatement due solely to a change in accounting rules).

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective April 2, 2015, the Board of Trustees of RAIT (the “Board”) approved the amendment of Section 416 of RAIT’s bylaws (the “Bylaws”). The Board amended Section 416 of the Bylaws to reduce the minimum number of trustees that must comprise any committee of the Board from two trustees to one trustee. This summary is subject to and qualified in its entirety by reference to the text of the First Amendment to the Bylaws of RAIT which is included as Exhibit 3.1 to this report and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The exhibit filed as part of this Current Report on Form 8-K is identified in the Exhibit Index immediately following the signature page of this report. Such Exhibit Index is incorporated herein by reference.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RAIT Financial Trust

April 6, 2015	By:	/s/ James J. Sebra

Name: James J. Sebra
Title: Chief Financial Officer and Treasurer

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Exhibit Index

Exhibit No.	Description

3.1	First Amendment to the Bylaws of RAIT.